MAY 15, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD QUALITY VALUE FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2023, AS SUPPLEMENTED
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2023, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Quality Value Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
At a meeting held on May 10, 2023, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. approved the Conversion (as defined below) of Hartford Quality Value Fund into an exchange-traded fund ( “ETF”), which will be managed by Hartford Funds Management Company, LLC (“HFMC”). The Board, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of Hartford Quality Value Fund, determined that the Conversion is in the best interest of the fund and that the interests of existing shareholders of the fund will not be diluted as a result of the Conversion.
Hartford Quality Value Fund (the “Acquired Fund”) will be converted to an ETF through the reorganization of the Acquired Fund into a newly-created ETF, Hartford Quality Value ETF (the “Acquiring Fund”), which will be a series of Hartford Funds Exchange-Traded Trust. The Acquired Fund and the Acquiring Fund have identical investment objectives and investment strategies, as well as identical fundamental investment policies. Following the reorganization, the Acquired Fund will be liquidated (reorganization and liquidation, collectively, the “Conversion”). The table below sets forth the Acquired Fund, Acquiring Fund and the anticipated closing date for the Conversion (the “Conversion Date”):
Acquired Fund	Acquiring Fund	Conversion Date
Hartford Quality Value Fund	Hartford Quality Value ETF	October 13, 2023
HFMC believes that the Conversion will provide multiple benefits for shareholders of the Acquired Fund, including lower net expenses, additional trading flexibility with respect to fund shares, increased portfolio holdings transparency and potential enhanced tax efficiency.
The Conversion will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Acquired Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Conversion (except with respect to cash received, as explained elsewhere in this Supplement).
In connection with the Conversion, eligible shareholders of the Acquired Fund will receive shares of the Acquiring Fund equal in value to the number of shares of the Acquired Fund they own immediately prior to the Conversion, as well as a cash payment in lieu of any fractional shares of the Acquiring Fund, which cash payment may be taxable.
Importantly, in order to be eligible to receive shares of the Acquiring Fund as part of the Conversion, Acquired Fund shareholders must hold their shares of the Acquired Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If Acquired Fund shareholders do not hold their shares of the Acquired Fund through that type of brokerage account, they will not receive shares of the Acquiring Fund as part of the Conversion. For Acquired Fund shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the Q&A that follows for additional actions that such Acquired Fund shareholders must take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for Acquired Fund shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.
Completion of the Conversion is subject to a number of conditions under the Plan, but shareholders of the Acquired Fund are not required to approve the Conversion. Existing Acquired Fund shareholders will receive an information statement/prospectus describing in detail both the Conversion and the Acquiring Fund, and summarizing the Board’s considerations in approving the Conversion.
Now that the Conversion has been approved, the actions described in the Supplement dated March 1, 2023 as being contingent upon Board approval will become effective on June 1, 2023. These actions include:
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Class A, C, R3, R4, R5 and R6 Shares of the Acquired Fund will be closed to new investors with certain exceptions;
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New accounts may no longer be established directly through Hartford Funds Distributors, LLC (the “Distributor”);

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No contingent deferred sales charge (“CDSC”) will be imposed on redemptions of the Class A or Class C shares of the Acquired Fund;
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No sales charges will be imposed on purchases of Class A shares of the Acquired Fund;
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Any current Letter of Intent (LOI) under which Class A shares of the Acquired Fund were purchased will be considered completed; and
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Distribution and service (Rule 12b-1) fees on all applicable Acquired Fund share classes will be waived.
In anticipation of the Conversion, purchase orders, exchange orders, and redemption orders will only be accepted by the Acquired Fund until the dates indicated below:
Acquired Fund	Final Date to Purchase Acquired Fund Shares	Final Date to Redeem Acquired Fund Shares or Exchange Acquired Fund Shares for Shares of Another Hartford mutual fund
Hartford Quality Value Fund	October 11, 2023	October 12, 2023

As of October 6, 2023, the Acquired Fund’s Class A, C, I, Y, R3, R4, R5 and R6 shareholders (the “Converting Shareholders”) whose shares are held in brokerage accounts are no longer eligible to hold Class A, C, I, Y, R3, R4, R5 and R6 shares of the Acquired Fund. As of that same date, Class F shares’ eligibility requirements are revised such that all Converting Shareholders may invest in Class F shares without regard to an investment minimum. As of October 6, 2023, shares of the Acquired Fund held by Converting Shareholders will be automatically converted to Class F shares of the Acquired Fund.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT
QUESTIONS AND ANSWERS
The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Conversion in order to receive shares of the Acquiring Fund.
Q.
What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Conversion?
A. If you hold your shares of the Acquired Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Conversion. No further action is required.
Q. What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Conversion and what will happen if I have such an account?
A. The following account types cannot hold shares of ETFs:
Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which is a taxable event.
Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion.
Directly Held Retirement and Qualified Accounts. If you own Acquired Fund shares directly with the Acquired Fund in a retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Directly Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund shares to a brokerage account that can accept shares of the ETF and be established as a Qualified Account prior to October 6, 2023 (see “Direct Accounts” below for more information) or (ii) provide instructions for the exchange or reinvestment of Acquired Fund shares prior to the Conversion. If a Directly Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund shares will –    without any further notice –    be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund (“Short Duration Fund”). This automatic exchange provision is disclosed in the custodial agreement between the shareholder and UMB Bank, n.a. and is applicable to each Directly Held Qualified Account. The Short Duration Fund has a different investment objective and different principal strategies and principal risks than the Acquired Fund. If you do not wish for your Acquired Fund shares to be automatically exchanged for shares of the Short Duration Fund, you must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date, which currently is scheduled for October 13, 2023, but may occur sooner. If the Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund shares held in the Directly Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund. More information will be provided in a separate letter to Directly Held Qualified Account shareholders.
Direct Accounts. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (i.e. not plan level or an omnibus position), Hartford Administrative Services Company (“Direct Account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to October 6, 2023. If such a change is not made before October 6, 2023, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which is a taxable event.
In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to another fund, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.
If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-888-843-7824 or contact your financial professional or other financial intermediary.

Q. How do I transfer my Acquired Fund shares from a Directly Held Retirement and Qualified Account to a brokerage account that will accept Acquiring Fund shares?
A. Transferring your shares from a Directly Held Retirement and Qualified Account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your quarterly statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
Q. How do I transfer my Acquired Fund shares from a Non-Accommodating Brokerage Account to a brokerage account that will accept Acquiring Fund shares?
A. The broker where you hold your Acquired Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.
Q. What if I do not want to own shares of the Acquiring Fund?
A. If you do not want to receive shares of the Acquiring Fund in connection with the Conversion, shareholders of the Acquired Fund may redeem their shares of the Acquired Fund and receive the NAV thereof prior to the Conversion, pursuant to the procedures set forth in the Prospectus. Shareholders may exchange their Acquired Fund shares for shares of the same class of another eligible Hartford Fund. Under certain limited circumstances, you may also be able to exchange Class R6 shares of the Acquired Fund for Class SDR shares of other Hartford Funds mutual funds. Before exchanging shares, you should carefully read the Prospectus section entitled “How to Buy and Sell Shares - Exchanging Shares.” Prior to either redeeming or exchanging shares of the Acquired Fund, however, you should consider the tax consequences associated with either action. Redemption of your Acquired Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another Hartford Funds mutual fund prior to the Conversion is listed below:
Acquired Fund	Final Date to Redeem Acquired Fund Shares or Exchange Acquired Fund Shares for Shares of Another Hartford mutual fund
Hartford Quality Value Fund	October 12, 2023
These dates may change if the Conversion Date changes. Any changes to the Conversion Date will be communicated to shareholders.
* * * * *
In connection with the Conversion discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Acquired Fund unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available at www.hartfordfunds.com and a paper copy can be obtained at no charge by calling 1-888-843-7824.
This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7617
May 2023